Neuberger Berman Equity Funds®

Supplement to the Prospectus dated December 19, 2008

Neuberger Berman Century Fund:
     Investor Class

The Board of Trustees of Neuberger Berman Equity Funds has approved a plan of reorganization and termination under which Neuberger Berman Large Cap Disciplined Growth Fund (“LCDG Fund”) will transfer all of its assets to Neuberger Berman Century Fund (“Century Fund”) in exchange for shares of Century Fund and its assumption of LCDG Fund’s liabilities. The reorganization is expected to take place on or about April 9, 2009.

Effective as of the closing of the reorganization, Century Fund will adopt the goal, investment strategies and investment policies of LCDG Fund. However, the Fund will still seek to invest primarily in large-cap companies with strong earnings growth and the potential for higher earnings. In addition, the portfolio managers of Century Fund will remain unchanged since the portfolio managers for both Funds are the same.

The Section entitled Goal & Strategy on page 2 of the Prospectus will be deleted in its entirety and replaced with the following:

The Fund seeks long-term growth of capital.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate.

The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

•	new product development
•	management changes
•	demographic shifts
•	regulatory changes
•	mergers, acquisitions and corporate reorganizations.

The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

•	an expected catalyst does not materialize
•	a catalyst’s impact is below expectations
•	the fundamental picture for the company or industry deteriorates
•	more attractive alternatives are available at better valuation levels
•	we believe the stock has become fully valued
•	it grows too large relative to the rest of the portfolio.

As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days’ advance notice.

The Section entitled Main Risks on page 4 of the Prospectus will be deleted in its entirety and replaced with the following:

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund’s investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

The Fund’s performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

More information about the reorganization will be available in an information statement on our website at www.nb.com on or about March 13, 2009.

The date of this supplement is January 21, 2009.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 19, 2008

Neuberger Berman Large Cap Disciplined Growth Fund:
     Class A
     Class C
     Institutional Class

The Board of Trustees of Neuberger Berman Equity Funds has approved a plan of reorganization and termination under which Neuberger Berman Large Cap Disciplined Growth Fund (“LCDG Fund”) will transfer all of its assets to Neuberger Berman Century Fund (“Century Fund”) in exchange for shares of Century Fund and its assumption of LCDG Fund’s liabilities. LCDG Fund shareholders will receive Class A, Class C and Institutional Class shares of Century Fund equal in value at the time of the transaction to their Class A, Class C and Institutional Class shares in LCDG Fund, respectively, and LCDG Fund will cease operations. The reorganization is expected to be a tax-free transaction, which means that LCDG Fund shareholders will not recognize any gain or loss on their receipt of Century Fund shares. The reorganization is expected to take place on or about April 9, 2009.

At the time of the reorganization, Century Fund will adopt the goal, investment strategies and investment policies of the LCDG Fund. In addition, the portfolio managers for both Funds are the same. Accordingly, your investment will continue to be managed by the same individuals operating under the same parameters stated in your current prospectus. More information about the reorganization will be provided to LCDG Fund shareholders in an information statement that will be mailed on or about March 13, 2009 and made available on our website at www.nb.com.

LCDG Fund will stop the sale of its shares, whether by purchase or exchange, several days before the closing of the reorganization. Shareholders of LCDG Fund will, of course, continue to be able to redeem or exchange their LCDG Fund shares at any time through the closing of the reorganization, as described in the prospectus and SAI. Shareholders of LCDG Fund will not incur any sales loads or similar transaction costs as a result of the reorganization.

The date of this supplement is January 21, 2009.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com